                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of January 25, 2006, between GMAC Commercial Mortgage Corporation, as seller (the "Mortgage Loan Seller" or "GMACCM"), and GMAC Commercial Mortgage
Securities, Inc., as purchaser (the "Purchaser").

          The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (each, a "Mortgage Loan" and collectively, the
"Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the
"Mortgage Loan Schedule"). Certain other multifamily and commercial mortgage loans (the "Other Mortgage Loans") will be purchased by the Purchaser from (i)
German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the mortgage loan purchase agreement, dated as of
January 25, 2006, between the Purchaser and GACC (the "GACC Mortgage Loan
Purchase Agreement"); (ii) GACC pursuant to, and for the consideration described in, an additional and separate mortgage loan purchase agreement, dated as of
January 25, 2006 between the Purchaser and GACC (the "CWCapital/GACC Mortgage
Loan Purchase Agreement") and (iii) Morgan Stanley Mortgage Capital Inc.
("MSMC"), pursuant to, and for the consideration described in, the Mortgage Loan
Purchase Agreement, dated as of January 25, 2006 between the Purchaser and MSMC
(the "MSMC Mortgage Loan Purchase Agreement"). The Mortgage Loan Seller, GACC
and MSMC are collectively referred to as the "Mortgage Loan Sellers."

          It is expected that the Mortgage Loans will be transferred, together with the Other Mortgage Loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the
Certificates will be rated by Fitch Ratings, Inc. and Standard & Poor's Ratings
Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating
Agencies"). Certain classes of the Certificates (the "Registered Certificates")
will be registered under the Securities Act of 1933, as amended (the "Securities
Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of January 1, 2006
(the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, GMAC
Commercial Mortgage Corporation, as master servicer (in such capacity, the
"Master Servicer") and serviced whole loan paying agent, CWCapital Asset
Management, LLC, as special servicer (in such capacity, the "Special Servicer")
and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and
Servicing Agreement as in effect on the Closing Date.

          The Purchaser intends to sell the Class A-1, Class A-1A, Class A-1D,
Class A-2, Class A-3, Class A-4, Class XP, Class A-M, Class A-J, Class B, Class
C, Class D and Class E Certificates to Deutsche Bank Securities Inc., Morgan
Stanley & Co. Incorporated and GMAC Commercial Holding Capital Markets Corp.
(together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the
Class XC, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class
N, Class O, Class P, Class Q, Class S, Class FNB-1, Class FNB-2, Class FNB-3,
Class FNB-4,

Class FNB-5 and Class FNB-6 Certificates to Deutsche Bank Securities Inc. and
Morgan Stanley & Co. Incorporated (in such capacity, each an "Initial
Purchaser"), pursuant to a certificate purchase agreement, dated the date hereof
(the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class
R-L, Class R-I, Class R-II and Class R-III Certificates to a Qualified
Institutional Buyer. The Class XC, Class F, Class G, Class H, Class J, Class K,
Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class FNB-1,
Class FNB-2, Class FNB-3, Class FNB-4, Class FNB-5, Class FNB-6, Class R-L,
Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase.

          The Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the
Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on
January 31, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any
Mortgage Loan is the Due Date for such Mortgage Loan in January 2006. As of the close of business on their respective Cut-off Dates, the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $602,768,299 subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon term sheet.

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the
Mortgage Loan Seller of the purchase price referred to in Section 1 hereof
(exclusive of any applicable holdback for transaction expenses), the Mortgage
Loan Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the
Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage
Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the
Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan
Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off
Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Mortgage Loan Seller.

     (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller acknowledges that the Depositor has directed the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver the Mortgage File

(as such term is defined in the Pooling and Servicing Agreement) to the Trustee,
and otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and
2.01(d) of the Pooling and Servicing Agreement, provided that whenever the term
Mortgage File is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

     (c) The Mortgage Loan Seller's records will reflect the transfer of the
Mortgage Loans to the Purchaser as a sale.

     SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

          The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

     SECTION 4. Representations, Warranties and Covenants of the Mortgage Loan
Seller.

     (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser and its successors and assigns (including, without limitation, the Trustee and the holders of the
Certificates), each of the representations and warranties set forth in Exhibit B with respect to the Mortgage Loans, subject to the exceptions set forth on
Schedule B-1 to Exhibit B hereto.

     (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged
     Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Mortgage Loan
     Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Mortgage
     Loan Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized

     the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage
     Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

          (vi) No litigation is pending with regard to which the Mortgage Loan
     Seller has received service of process or, to the best of the Mortgage Loan
     Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this
     Agreement.

          (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the
     Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii) Neither the Mortgage Loan Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any
     Certificate, any interest in any Certificate, or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any
     Certificate, any interest in any Certificate or any similar security or (E)
     taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any

     state securities law relating to or in connection with the issuance of the
     Certificates or require registration or qualification pursuant to the
     Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Mortgage Loan
     Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the Other
     Mortgage Loans or any substantial number thereof.

          (ix) Insofar as it relates to the Mortgage Loans and the Mortgaged
     Properties related to such Mortgage Loans, the information set forth in
     Updated Annex A (as defined in Section 9), as of its date and as of the
     Time of Sale (as defined in Section 9), and the information set forth between pages A-17 and A-20 inclusive of Annex A to the Prospectus
     Supplement (as defined in Section 9), as of its date and as of the Closing
     Date, (together, the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Issuer
     Free Writing Prospectus (as defined in Section 9) (the "FWP Diskette"), as of its date and as of the Time of Sale, or the diskette attached to the
     Prospectus Supplement and the accompanying prospectus (the "Pro Supp
     Diskette" and together with the FWP Diskette, the "Diskettes"), as of its date and as of the Closing Date, is true and correct in all material respects. Insofar as it relates to the Mortgage Loans (other than the Seven
     Springs Village Whole Loan) and the Mortgaged Properties related thereto and/or the Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Issuer Free Writing Prospectus, as of its date and as of the
     Time of Sale, the Prospectus Supplement, as of its date and as of the
     Closing Date, and the Memorandum (as defined in Section 9), as of its date and as of the Closing Date, under the headings "Summary of Series 2006-C1
     Transaction--The Mortgage Pool," "--Geographic Concentrations of the
     Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection
     Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans,"
     "Risk Factors," "The Sponsor" and "Description of the Mortgage Pool" and/or
     set forth on Updated Annex A or Annex B to the Issuer Free Writing
     Prospectus, as of its date and as of the Time of Sale, or Annex A and/or
     Annex B to the Prospectus Supplement, as of its date and as of the Closing
     Date, as applicable, and (to the extent it contains information consistent with that on such Updated Annex A in the case of the Issuer Free Writing
     Prospectus, or Annex A in the case of the Prospectus Supplement) set forth on the FWP Diskette, as of its date and as of the Time of Sale, or the Pro
     Supp Diskette, as of its date and as of the Closing Date, as applicable, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Insofar as it relates to the Seven Springs Village Whole Loan and/or the Mortgaged
     Property related thereto and/or the Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the Loan
     Detail, the information set forth in the Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, the Prospectus Supplement, as of
     its date and as of the Closing Date, and the Memorandum, as of its date and as of the Closing Date, under the headings

     "Summary of Series 2006-C1 Transaction--The Mortgage Pool," "--Geographic
     Concentrations of the Mortgaged Properties," "--Property Types,"
     "--Prepayment or Call Protection Provided by the Mortgage Loans,"
     "--Payment Terms of the Mortgage Loans," "--Servicing of Other Loans with the Companion Loans or B Notes," "Risk Factors," "Description of the
     Mortgage Pool," the second sentence of the second paragraph in "Servicing of the Mortgage Loans," the first and second paragraphs in "--Servicing
     Standard," the fourth paragraph in "--Specially Serviced Mortgage Loans,"
     the sixth paragraph in "--The Majority Certificateholder of the Controlling
     Class," the seventh paragraph in "Termination of the Special Servicer for
     Specially Serviced Mortgage Loans," the third sentence of the fourth paragraph, the sixth sentence of the fifth paragraph and the seventh sentence of the sixth paragraph in "--Servicing and Other Compensation and
     Payment," the first, second, third and sixth paragraphs in "The Pooling and
     Servicing Agreement--Realization Upon Defaulted Mortgage Loans," the first paragraph in "--Due-on-Sale and Due-on-Encumbrance Provision," the second paragraph in "Description of the Certificates--P&I and Servicing Advances"
     and/or the ninth paragraph in "--Appraisal Reductions" and/or set forth on
     Updated Annex A and/or Annex B to the Issuer Free Writing Prospectus, as of
     its date and as of the Time of Sale, or Annex A and/or Annex B to the
     Prospectus Supplement, as of its date and as of the Closing Date, as applicable, (but only such portions that relate to the intercreditor agreement related to the Seven Springs Village Whole Loan)and (to the extent it contains information consistent with that on such Updated Annex A in the case of the Issuer Free Writing Prospectus, or Annex A in the case of the Prospectus Supplement) set forth on the FWP Diskette, as of its date and as of the Time of Sale, or the Pro Supp Diskette, as of its date and as of the Closing Date, as applicable, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (x) The information set forth in the Prospectus Supplement under the heading "The Sponsor" satisfies the requirements of Items 1104, 1110, 1117 and 1119 of Regulation AB under the Securities Act.

          (xi) No consent, approval, authorization or order of, registration or filing with or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the
     Mortgage Loan Seller with this Agreement, or the consummation by the
     Mortgage Loan Seller of any transaction contemplated hereby, other than (1)
     the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan
     Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the
     Mortgage Loan Seller under this Agreement.

          (xii) No subservicing agreements have been entered into with a
     Sub-Servicer of the Mortgage Loans by or at the request of the Mortgage
     Loan Seller (a "Seller Sub-Servicing Agreement").

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b)
above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection
(a) above and set forth in Exhibit B, which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

     (d) The Mortgage Loan Seller hereby covenants and agrees that, upon the request of the Purchaser, it will use commercially reasonable efforts to cause each Sub-Servicer under a Seller Sub-Servicing Agreement, if any, to provide all certifications and attestations set forth in Article XII of the Pooling and
Servicing Agreement, as and when required of such Sub-Servicer.

     SECTION 5. Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the
     Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not

     constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the
     Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this
     Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the
     Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2)
     where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 6. Repurchases.

          The Mortgage Loan Seller hereby agrees to comply with Sections 2.02 and 2.03 of the Pooling and Servicing Agreement, including, but not limited to, any obligation to repurchase or substitute Mortgage Loans in respect of any
Material Breach or Material Document Defect. This Section 6 and Sections 2.02
and 2.03 of the Pooling and Servicing Agreement provide the sole remedy available to the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Material Breach of any representation or warranty set forth in or required to be made pursuant to Section 4(a) or any
Material Document Defect in a Mortgage File.

     SECTION 7. Closing.

          The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New
York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Mortgage Loan
     Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the
     Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) The result of any examination of the Mortgage Files and Servicing
     Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) The Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this
     Agreement; and

          (vii) Neither the Underwriting Agreement nor the Certificate Purchase
     Agreement shall have been terminated in accordance with its terms.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 8. Closing Documents.

     The Closing Documents shall consist of the following:

          (a) This Agreement duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

          (b) An Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage
     Loan Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

          (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of California, dated not earlier than 30 days prior to the Closing Date;

          (d) A certificate of the Mortgage Loan Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

          (e) Written opinions of counsel for the Mortgage Loan Seller, in a form reasonably acceptable to counsel for the Purchaser, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

          (f) Negative assurance letters, from counsel to the Mortgage Loan
     Seller, in a form reasonably acceptable to counsel for the Purchaser, regarding the Issuer Free Writing Prospectus and the Prospectus;

          (g) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each
     Underwriter as an addressee; and

          (h) Such further certificates, opinions and documents as the Purchaser may reasonably request.

     SECTION 9. Indemnification.

     (a) The Mortgage Loan Seller agrees to indemnify and hold harmless the
Purchaser, its officers and directors and each person, if any, who controls the
Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act" each, an "Indemnified Party"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, the Prospectus Supplement, as of its date and as of the
Closing Date, the Memorandum, as of its date and as of the Closing Date, the FWP
Diskette, as of its date and as of the Time of Sale, the Pro Supp Diskette, as of its date and as of the Closing Date, any Asset Summary (as defined hereinafter) or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Asset Summary, when read in conjunction with the Issuer Free Writing
Prospectus, the

                                       10

Memorandum and the other information specified in the Memorandum as being available for review by investors and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the FWP Diskette or the Pro Supp
Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape; or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage Loan Seller, the Mortgage Loans (other than the Seven
Springs Village Whole Loan) or the Mortgaged Properties related thereto contained in the Issuer Free Writing Prospectus, as of its date and as of the
Time of Sale, the Prospectus Supplement, as of its date and as of the Closing
Date, or the Memorandum, as of its date and as of the Closing Date, under the headings "Summary of Series 2006-C1 Transaction--The Mortgage Pool,"
"--Geographic Concentrations of the Mortgaged Properties," "--Property Types,"
"--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment
Terms of the Mortgage Loans," "Risk Factors," "The Sponsor" and/or "Description
of the Mortgage Pool" or contained on Updated Annex A and/or Annex B to the
Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, or
Annex A and/or Annex B to the Prospectus Supplement, as of its date and as of the Closing Date, as applicable, (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail (provided that with respect to information set forth in Annex B specifically attributed to any appraisal for the related
Mortgaged Property, only if such information is misstated in Annex B); or (iii)
any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to the information regarding the Seven Springs Village
Whole Loan or the Mortgaged Property related thereto contained in the Issuer
Free Writing Prospectus as of its date and as of the Time of Sale, the
Prospectus Supplement, as of its date and as of the Closing Date, or the
Memorandum, as of its date and as of the Closing Date, under the headings
"Summary of Series 2006-C1 Transaction--The Mortgage Pool," "--Geographic
Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment
or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the
Mortgage Loans," "--Servicing of Other Loans with the Companion Loans or B
Notes," "Risk Factors," "Description of the Mortgage Pool," the second sentence of the second paragraph in "Servicing of the Mortgage Loans," the first and second paragraphs in "--Servicing Standard," the fourth paragraph in
"--Specially Serviced Mortgage Loans," the sixth paragraph in "--The Majority
Certificateholder of the Controlling Class," the seventh paragraph in
"Termination of the Special Servicer for Specially Serviced Mortgage Loans," the
third sentence of the fourth paragraph, the sixth sentence of the fifth paragraph and the seventh sentence of the sixth paragraph in "--Servicing and
Other Compensation and Payment," the first, second, third and sixth paragraphs in "The Pooling and Servicing Agreement--Realization Upon Defaulted Mortgage
Loans," the first paragraph in "--Due-on-Sale and Due-on-Encumbrance Provision,"
the second paragraph in "Description of the Certificates--P&I and Servicing
Advances" and/or the ninth paragraph in "--Appraisal Reductions" and/or set forth on Updated Annex A and/or Annex B to the Issuer Free Writing Prospectus,
as of its date and as of the Time of Sale, or Annex A and/or Annex B to the
Prospectus Supplement, as of its date and as of the Closing Date, as applicable
(exclusive of the

                                       11

Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail (provided that with respect to information set forth in Annex B specifically attributed to any appraisal for the related Mortgaged Property, only if such information is misstated in Annex B); or (iv) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section 4; or (v) any untrue statement or alleged untrue statement arises out of or is with respect to any Asset Summary and such untrue statement or alleged untrue statement does not relate to information from a Third Party
Report, except to the extent that any such information provided in reliance upon a Third Party Report is misstated in such Asset Summary; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

     The Mortgage Loan Seller hereby further agrees to indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any actual or alleged failure of the information set forth in the Issuer
Free Writing Prospectus, Prospectus or the Prospectus Supplement under the heading "The Sponsor" to satisfy the requirements of Items 1104, 1110, 1117 and
1119 of Regulation AB under the Securities Act. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

     "Registration Statement" shall mean the registration statement No.
333-123974 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base
Prospectus" shall mean the prospectus dated April 26, 2005; the "Issuer Free
Writing Prospectus" shall mean the free writing prospectus dated January 20,
2006, entitled "Free Writing Prospectus to Accompany Prospectus dated April 26,
2005", as filed with the Commission on January 24, 2006, relating to the
Registered Certificates, as supplemented and superseded in part by Updated Annex
A; the "Prospectus Supplement" shall mean the prospectus supplement dated
January 25, 2006, relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated January 25, 2006, relating to the
Non-Registered Certificates; "Term Sheet FWP" shall mean the free writing prospectus entitled "Structural and Collateral Term Sheet" attached as Annex C to the Issuer Free Writing Prospectus. The mortgage loan information and information related thereto contained on the diskette attached to the Term Sheet
FWP is referred to herein as the "Term Sheet Diskette" and the tape provided by the Mortgage Loan Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to the
Term Sheet FWP shall include any Term Sheet Diskette provided therewith. As used herein "Asset Summary" shall mean any summary of features of such Mortgage Loan and the related Mortgaged Property prepared by or on behalf of the Mortgage Loan
Seller that were delivered to any investor of the Private Certificates; "Third
Party Report" shall mean appraisals, market studies, environmental,

                                       12

accounting, engineering and other reports, studies or surveys concerning any of the Mortgage Loans or related Mortgaged Properties; "Updated Annex A" shall mean the free writing prospectus entitled "CMBS: GMAC 2006-C1 Updated Annex A", as filed with the Commission on January 26, 2006. "Time of Sale" shall mean the time when the first Contract of Sale was first made in accordance with Rule 133 under the Securities Act, which was 9:35 a.m. (New York City time) on the date hereof.

     (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Mortgage Loan Seller (the "indemnifying party") under this
Section 9, notify the indemnifying party in writing of the commencement thereof;
but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless: (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

     (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other

                                       13

relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

     (d) The Purchaser and the Mortgage Loan Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the indemnifying party. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party and (iii) acceptance of and payment for any of the Certificates.

     SECTION 10. Costs.

          Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

     SECTION 11. Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at
200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance
Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC
Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the
Purchaser; and if to the Mortgage Loan Seller, addressed to GMAC Commercial
Mortgage Corporation, at 200 Witmer Road, Horsham, Pennsylvania 19044-8015,
Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to GMAC Commercial Mortgage Corporation, or to such other address or facsimile number as the Mortgage Loan Seller may designate in writing to the Purchaser.

                                       14

     SECTION 12. Third Party Beneficiaries.

          Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Mortgage Loan Seller set forth in Section 9 of this
Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Mortgage
Loan Seller to the same extent as if it was a party hereto.

     SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

          All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

     SECTION 14. Severability of Provisions.

          Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law, which prohibits or renders void or unenforceable any provision hereof.

     SECTION 15. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 16. GOVERNING LAW.

          THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE
INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS
OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS
AGREEMENT.

                                       15

     SECTION 17. Further Assurances.

          The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18. Successors and Assigns.

          The rights and obligations of the Mortgage Loan Seller under this
Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage
Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage
Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage
Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the
Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and
their permitted successors and assigns and the indemnified parties referred to in Section 9.

     SECTION 19. Amendments.

          No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner, which would have a material adverse effect on any third party beneficiary under
Section 12 hereof without the prior consent of that person.

                                       16

          IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        GMAC COMMERCIAL MORTGAGE
                                        CORPORATION

                                        By:
                                            ------------------------------------
                                            Name: David Lazarus
                                            Title: Senior Vice President

                                        GMAC COMMERCIAL MORTGAGE
                                        SECURITIES, INC.

                                        By:
                                            ------------------------------------
                                            Name: David Lazarus
                                            Title: Vice President

                                      S-1

                                                                       EXHIBIT A

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                            See attached spreadsheet.

                                      A-1

CONTROL  LOAN                 LOAN SELLER/
NUMBER   GROUP  LOAN NUMBER  ORIGINATOR (1)           PROPERTY NAME                           ADDRESS                    CITY
------------------------------------------------------------------------------------------------------------------------------------

   3       2       48270         GMACCM      Seven Springs Village              9300 Cherry Hill Rd.               College Park
   5       1       50624         GMACCM      BellSouth Tower                    301 West Bay Street and 520 West
                                                                                Forsyth Street                     Jacksonville
   9       1       50736         GMACCM      Gateway Business Park              124-158 Gaither Dr, 521-525
                                                                                Fellowship Rd, 200 East Park Dr    Mount Laurel
  17       2       51310         GMACCM      ELS Portfolio- Hillcrest Village   1600 Sable Boulevard               Aurora
  18       1       50206         GMACCM      Hampton Inn Alexandria             5821 Richmond Highway              Alexandria
  21       1       48199         GMACCM      Courtyard by Marriott - Los Altos  4320 El Camino Real                Los Altos
  23       2       51311         GMACCM      ELS Portfolio- The Winds of St.
                                             Armands North                      4000 North Tuttle Avenue           Sarasota
  27       1       50299         GMACCM      Winston Salem Portfolio            Various                            Winston Salem
  28       1       51401         GMACCM      Walgreens Pool 3/DCWI CT & DCWI
                                             TX                                 Various                            Various
 28.01            51401-1        GMACCM      Walgreens (Guilford)               1116 Boston Post Road              Guilford
 28.02            51401-3        GMACCM      Walgreens (Kingsville)             922 East King Avenue               Kingsville
 28.03            51401-4        GMACCM      Walgreens (San Angelo)             3328 Sherwood Way                  San Angelo
 28.04            51401-2        GMACCM      Walgreens (Southbury)              370 Main Street South              Southbury
  29       1       51397         GMACCM      Walgreens Pool 1/DCWI III          Various                            Various
 29.01            51397-4        GMACCM      Walgreens (Libertyville)           1460 South Milwaukee Avenue        Libertyville
 29.02            51397-2        GMACCM      Walgreens (Colorado Springs)       4305 East Platte Avenue            Colorado Springs
 29.03            51397-3        GMACCM      Walgreens (Bad Axe)                830 North Van Dyke Road            Bad Axe
 29.04            51397-1        GMACCM      Walgreens (Hartland)               423 Merton Avenue                  Hartland
  30       1       51399         GMACCM      Walgreens Pool 2/DCWI II           Various                            Various
 30.01            51399-2        GMACCM      Walgreens (Commerce Township)      2270 Union Lake Road               Commerce Township
 30.02            51399-4        GMACCM      Walgreens (Commerce City)          6011 Dexter Street                 Commerce City
 30.03            51399-3        GMACCM      Walgreens (Bernalillo)             100 East Highway 550               Bernalillo
 30.04            51399-1        GMACCM      Walgreens (South Bend)             2845 West Cleveland Road           South Bend
  31       2       51185         GMACCM      Highline Club Apartments           22123 Solomon Boulevard            Novi
  33       1       50554         GMACCM      LSI Logic - Barber Lane            1621 Barber Lane                   Milpitas
  35       1       51312         GMACCM      ELS Portfolio- Central Park        205 West Bell Road                 Phoenix
  37       1       51313         GMACCM      ELS Portfolio - Lake Haven         1415 Main Street                   Dunedin
  38       1       49369         GMACCM      Sierra Providence Eastside Center  2400 Trawood Drive                 El Paso
  41       1       50886         GMACCM      Queen Esther Square                600-630 North Sepulveda Boulevard  El Segundo
  42       1       49178         GMACCM      Summit Woods II                    300 E-Business Way                 Sharonville
  43       2       50573         GMACCM      Country Club Portfolio- Terrace    5404 East Cortland Boulevard       Flagstaff
  44       2       50575         GMACCM      Country Club Portfolio- Meadows    5303 East Cortland Boulevard       Flagstaff
  47       1       51033         GMACCM      Homewood Suites Manchester         1000 Perimeter Road                Manchester
  50       1       51314         GMACCM      ELS Portfolio- Pueblo Grande       999 Fortino Boulevard              Pueblo
  52       2       51034         GMACCM      Providence Hill Apartments         2501 South Providence Road         Columbia
  54       2       49255         GMACCM      Country Club Portfolio- Vista      5250 East Cortland Boulevard       Flagstaff
  58       1       51260         GMACCM      Town Centre Plaza                  1185 Town Centre Drive             Eagan
  60       1       51083         GMACCM      High River Apartments              1900 Rice Mine Road                Tuscaloosa
  61       2       50416         GMACCM      Shellbrook Apartments              901 Shellbrook Court               Raleigh
  65       1       51574         GMACCM      Pavilion Medical Center            320 East Fontanero Street          Colorado Springs
  76       2       50143         GMACCM      Park Glen Apartments               7906 Allard Court                  Glen Burnie
  81       2       50711         GMACCM      Riverside North Apartments         1587 Riverside Drive               South Bend
  84       1       49626         GMACCM      CVS (Davenport)                    7575 Osceola Polk Line Road        Davenport
  85       1       50777         GMACCM      Walgreens (Frisco)                 3030 Main Street                   Frisco
  86       1       50178         GMACCM      Hobby Lobby and Office Depot       525 and 535 South 8th Street       Colorado Springs
  88       1       50655         GMACCM      Country Club Village MHC           2060 North Center Street           Mesa
  91       1       49447         GMACCM      Kenwood Center Building            17733-17823 Kenwood Trail          Lakeville
  92       2       50992         GMACCM      Salem Manor Apartments             124 Yorke Street                   Salem
  93       1       51292         GMACCM      Walgreens (Colorado Springs)       7390 Rangewood Drive               Colorado Springs
  102      1       50701         GMACCM      Ramsay Building                    1608 13th Avenue South             Birmingham
  105      2       50417         GMACCM      Montecito West Apartments          1313 Hardimont Road                Raleigh
  106      2       50827         GMACCM      Parkway East Apartments            1817 Amberwood Drive               Birmingham
  110      1       49191         GMACCM      Howard Mall                        2331 Velp Avenue                   Howard
  111      1       50652         GMACCM      Kelly Carlos Office Building       11595 Kelly Road                   Fort Myers
  112      1       49848         GMACCM      Village Green MHC                  200 Village Green Drive            Princeton
  113      1       49014         GMACCM      Rivershoals Annex Shopping Center  5595 - 5611 Riverdale Road         College Park
  115      1       50664         GMACCM      Iron Mountain Office               11835 Sam Roper Drive              Charlotte

CONTROL                                            NUMBER OF                               CROSS                          ORIGINAL
NUMBER        STATE      ZIP CODE     COUNTY      PROPERTIES     PROPERTY TYPE      COLLATERALIZED (2)  RELATED GROUPS  BALANCE ($)
-----------------------------------------------------------------------------------------------------------------------------------

   3     Maryland          20740   Prince George      1       Multifamily                                                93,000,000
   5     Florida           32202   Duval              1       Office                                                     76,000,000
   9     New Jersey        08054   Burlington         1       Office                                                     52,150,000
  17     Colorado          80011   Adams              1       Manufactured Housing                          Yes - A      27,200,000
  18     Virginia          22303   Fairfax            1       Hospitality                                                25,000,000
  21     California        94022   Santa Clara        1       Hospitality                                                22,500,000
  23     Florida           34234   Sarasota           1       Manufactured Housing                          Yes - A      20,200,000
  27     North Carolina    27105   Forsyth            1       Industrial/Warehouse                                       18,400,000
  28     Various          Various  Various            4       Anchored Retail                               Yes - C      17,780,000
 28.01   Connecticut       06437   New Haven                  Anchored Retail
 28.02   Texas             78363   Kleberg                    Anchored Retail
 28.03   Texas             76901   Tom Green                  Anchored Retail
 28.04   Connecticut       06488   New Haven                  Anchored Retail
  29     Various          Various  Various            4       Anchored Retail                               Yes - C      17,410,000
 29.01   Illinois          60048   Lake                       Anchored Retail
 29.02   Colorado          80915   El Paso                    Anchored Retail
 29.03   Michigan          48413   Huron                      Anchored Retail
 29.04   Wisconsin         53029   Waukesha                   Anchored Retail
  30     Various          Various  Various            4       Anchored Retail                               Yes - C      16,440,000
 30.01   Michigan          48382   Oakland                    Anchored Retail
 30.02   Colorado          80022   Adams                      Anchored Retail
 30.03   New Mexico        87004   Sandoval                   Anchored Retail
 30.04   Indiana           46628   St. Joseph                 Anchored Retail
  31     Michigan          48375   Oakland            1       Multifamily                                                15,500,000
  33     California        95035   Santa Clara        1       Industrial/Warehouse                                       14,200,000
  35     Arizona           85023   Maricopa           1       Manufactured Housing                          Yes - A      12,600,000
  37     Florida           34698   Pinellas           1       Manufactured Housing                          Yes - A      11,500,000
  38     Texas             79936   El Paso            1       Office                                                     11,250,000
  41     California        90245   Los Angeles        1       Unanchored Retail                                          10,512,000
  42     Ohio              45241   Hamilton           1       Office                                        Yes - H      10,500,000
  43     Arizona           86004   Coconino           1       Multifamily                                   Yes - F      10,500,000
  44     Arizona           86004   Coconino           1       Multifamily                                   Yes - F      10,300,000
  47     New Hampshire     03103   Hillsborough       1       Hospitality                                                 8,900,000
  50     Colorado          81008   Pueblo             1       Manufactured Housing                          Yes - A       7,800,000
  52     Missouri          65203   Boone              1       Multifamily                                                 7,600,000
  54     Arizona           86004   Coconino           1       Multifamily                                   Yes - F       7,400,000
  58     Minnesota         55123   Dakota             1       Office                                                      6,515,000
  60     Alabama           35406   Tuscaloosa         1       Multifamily                                                 6,200,000
  61     North Carolina    27609   Wake               1       Multifamily                                   Yes - J       6,150,000
  65     Colorado          80907   El Paso            1       Office                                                      5,940,000
  76     Maryland          21061   Anne Arundel       1       Multifamily                                                 4,900,000
  81     Indiana           44616   St. Joseph         1       Multifamily                                                 4,560,000
  84     Florida           33896   Osceola            1       Anchored Retail                                             4,450,000
  85     Texas             75034   Denton             1       Anchored Retail                                             4,329,000
  86     Colorado          80905   El Paso            1       Anchored Retail                                             4,300,000
  88     Arizona           85201   Maricopa           1       Manufactured Housing                                        4,200,000
  91     Minnesota         55044   Dakota             1       Unanchored Retail                             Yes - H       3,770,000
  92     New Jersey        08079   Salem              1       Multifamily                                                 3,700,000
  93     Colorado          80918   El Paso            1       Anchored Retail                                             3,679,000
  102    Alabama           35205   Jefferson          1       Office                                                      2,800,000
  105    North Carolina    27609   Wake               1       Multifamily                                   Yes - J       2,550,000
  106    Alabama           35215   Jefferson          1       Multifamily                                                 2,400,000
  110    Wisconsin         54303   Brown              1       Unanchored Retail                                           1,850,000
  111    Florida           33908   Lee                1       Office                                                      1,682,000
  112    West Virginia     24740   Mercer             1       Manufactured Housing                                        1,650,000
  113    Georgia           30349   Clayton            1       Unanchored Retail                                           1,537,500
  115    North Carolina    28269   Mecklenburg        1       Office                                                      1,350,000

                                    EXHIBIT B

           REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE LOAN SELLER

                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

                                      B-1

                            SCHEDULE B-1 TO EXHIBIT B

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                      GMAC COMMERCIAL MORTGAGE CORPORATION

                                      B-2

                                   EXHIBIT C-1

          FORM OF CERTIFICATE OF AN OFFICER OF THE MORTGAGE LOAN SELLER

                      GMAC COMMERCIAL MORTGAGE CORPORATION
                            CERTIFICATE OF SECRETARY

          I, the undersigned Assistant Secretary of GMAC COMMERCIAL MORTGAGE
CORPORATION (the "COMPANY" or "MORTGAGE LOAN SELLER"), hereby certify as follows:

          (1) I am a duly elected, qualified and acting Assistant Secretary of the Company.

          (2) The Company is a corporation organized under the laws of the State of California. A true and correct copy of the Certificate of Good Standing for the Company issued by the Secretary of State for the State of
     California is attached hereto as Exhibit I.

          (3) Also attached hereto as Exhibit I are true, correct and complete copies of the Company's Certificate of Incorporation and Bylaws, as amended through the date hereof.

          (4) Attached hereto as Exhibit II is a copy of certain resolutions of the Company which have been duly adopted by the Company and which remain in full force and effect as of the date hereof and have not been amended, rescinded or impaired in any way.

          (5) To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

          (6) Each person listed below currently holds the title set forth opposite his or her name and the signature of each such person (whether applied manually, by facsimile, or as an electronic signature) appearing below, opposite his or her name, is his or her genuine signature:

     NAME       TITLE   SIGNATURE
-------------   -----   ---------

David Lazarus           ---------

          (7) Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of
     January 25, 2006 (the "Purchase Agreement"), between the Mortgage Loan
     Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Mortgage
     Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

                                      C-1-1

          Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

          IN WITNESS WHEREOF, I have executed this Certificate as of this 31st day of January, 2006.

                                        ----------------------------------------
                                        [Name], [Assistant] Secretary

                                      C-1-2

                                   EXHIBIT C-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

               Certificate of GMAC Commercial Mortgage Corporation

          In connection with the execution and delivery by GMAC Commercial
Mortgage Corporation (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of January 25, 2006 (the "Purchase Agreement"), between GMAC Commercial
Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller
hereby certifies that (i) the representations and warranties of the Mortgage
Loan Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof.

          Certified this 31st day of January 2006.

                                        GMAC COMMERCIAL MORTGAGE CORPORATION

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      C-2-1